UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

————————————————————————————

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

————————————————————————————

December 20, 2024

Dear Shareholder:

It is my pleasure to invite you to attend the special meeting of shareholders (the “Special Meeting”) of Dolphin Entertainment, Inc., a Florida corporation (the “Company”). The Special Meeting will be held on January 21, 2025 at 10:00 a.m. Eastern Daylight Time at 200 South Biscayne Boulevard, 39th Floor, Miami, Florida 33131.

The Special Meeting will be held to seek shareholder approval on an amendment to the Company’s Amended and Restated Articles of Incorporation to decrease the number of votes per share of common stock that the Series C Convertible Preferred Stock (the “Series C”) is convertible into from ten votes per share to three votes per share.

The Company’s Board of Directors recommends that you vote in favor of the proposal.

Only shareholders of record as of the close of business on December 23, 2024 may attend and vote at the Special Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE ONLINE OR OVER THE TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY CARD.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mirta Negrini
Mirta Negrini
Secretary

————————————————————————————

TABLE OF CONTENTS

————————————————————————————

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	1
PROPOSAL — APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF VOTES UNDERLYING THE SERIES C CONVERTIBLE PREFERRED STOCK	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
OTHER MATTERS	8

DOLPHIN ENTERTAINMENT, INC.

150 Alhambra Circle, Suite 1200

Coral Gables, Florida 33134

————————————————————————————

PROXY STATEMENT

————————————————————————————

Proxy Statement for Special Meeting of Shareholders to be held on January 21, 2025.

You are receiving this proxy statement because as of December 23, 2024 (the “Record Date”), you owned shares of common stock of Dolphin Entertainment, Inc., a Florida corporation (referred to as “we”, “us” or the “Company”), entitling you to vote at the Special Meeting. Our Board of Directors (the “Board”) is soliciting proxies from shareholders as of the Record Date who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the Special Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

————————————————————————————

QUESTIONS AND ANSWERS ABOUT OUR SPECIAL MEETING

————————————————————————————

Q: When and where will the Special Meeting take place?

A: The Special Meeting will be held on January 21, 2025 at 10:00 a.m., EDT, at 200 South Biscayne Blvd., 39th Floor, Miami, FL 33131.

Q: Who may vote at the Special Meeting?

A: Only holders of record of shares of our common stock at the close of business on December 23, 2024 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. On the Record Date, we will have 11,162,026 shares of our common stock outstanding and entitled to be voted at the Special Meeting.

Q: How many votes do I have?

A: You may cast one vote for each share of our common stock held by you as of the Record Date on all matters presented at the Special Meeting. Holders of our common stock do not possess cumulative voting rights.

Q: How do I vote?

A: If you are a shareholder of record as of the Record Date, you may vote:

•	via Internet at www.proxyvote.com (see your proxy card for additional instructions);

•	by telephone at 1-800-690-6903;

•	by mail, by signing and returning the proxy card provided; or

•	in person during the Special Meeting.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other nominee, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions. If your shares are held by an intermediary and you intend to vote your shares in person at the Special Meeting, please bring with you evidence of your ownership as of the record date (such as a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or nominee confirming such ownership), and a form of personal photo identification.

Q: What is the difference between a shareholder of record and a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are considered the “shareholder of record” with respect to those shares.

If your shares are held in street name by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, then you are considered the “beneficial owner” of the shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the instructions provided to you by your nominee.

Q: What constitutes a quorum, and why is a quorum required?

A: We are required to have a quorum of shareholders present to conduct business at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of our shares of common stock entitled to vote as of the record date will constitute a quorum, permitting us to conduct the business of the Special Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Special Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Special Meeting at a later date.

Q: What am I being asked to vote on?

A: At the Special Meeting you will be asked to vote on a proposal to amend the Company’s Amended and Restated Articles of Incorporation to decrease the number of votes per share of common stock that the Series C Convertible Preferred Stock (the “Series C”) is convertible into from ten votes per share to three votes per share (the “Proposal” or the “Series C Vote Decrease”). Our Board recommends that you vote “FOR” the Proposal.

Q: What happens if additional matters are presented at the Special Meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the proxy holders, William O’Dowd, IV and Mirta Negrini, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

2

Q: How many votes are needed to approve the Proposal?

The Proposal will be considered approved if a majority of the votes entitled to be cast on the amendment cast votes “FOR” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Q: What if I sign and return my proxy without making any selections?

A: If you sign and return your proxy without making any selections, your shares will be voted “FOR” the Series C Vote Decrease in the Proposal. If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you at the proxy holders’ discretion.

Q: What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A: If you are a beneficial shareholder and your shares are held in street name with a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Special Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted. The Proposal is deemed to be a “non-routine” matter, and as a result, your broker or nominee may not vote your shares on the Proposal in the absence of your instruction.

Q: Are there any appraisal rights or dissenters’ rights?

A: Under the Florida Business Corporation Act, our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to the Proposal.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. If you are a shareholder of record, you may revoke your proxy at any time before its exercise at the Special Meeting by:

•	delivering written notice to Mirta A. Negrini at Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134;

•	properly submitting a proxy with a later date (which may be done by Internet, telephone or mail); or

•	attending the Special Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Special Meeting.

Q: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, it means that you hold shares of common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Q: Who can attend the Special Meeting?

A: Only shareholders of record as of the Record Date, individuals holding a valid proxy from a record holder and our invited guests may attend the Special Meeting.

3

Q: If I plan to attend the Special Meeting, should I still vote by proxy?

A: Yes. Casting your vote in advance does not affect your right to attend the Special Meeting.

Q: Where can I find voting results of the Special Meeting?

A: We will announce the results for the Proposal voted upon at the Special Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Special Meeting.

Q: Who should I call with other questions?

A: If you have additional questions about this proxy statement or the Special Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

4

———————————————————————————

PROPOSAL – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF VOTES UNDERLYING THE SERIES C CONVERTIBLE PREFERRED STOCK

————————————————————————————

On November 27, 2024, our Board approved, and directed that there be submitted to our shareholders for approval, a proposed amendment to the terms of the Series C Convertible Preferred Stock (the “Series C”) included in our Articles of Incorporation to decrease the number of votes per share of common stock the Series C is convertible into from ten votes per share to three votes per share. The text of the proposed amendment is set forth in Annex A to this proxy statement and is incorporated by reference into this proxy statement. If the amendment is approved by our shareholders, we will file the amendment with the Secretary of State of the State of Florida to effectuate it.

Purpose and Effect of the Series C Vote Decrease

On November 6, 2024, the Company received a letter (the “Letter”) from the Listing Qualifications staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff determined that the Company violated Nasdaq’s voting rights rule set forth in Listing Rule 5640 (the “Voting Rights Rule”) due to the Company’s filing of shareholder-approved amendments to the Company’s Articles of Incorporation modifying the terms of the Series C to increase the number of votes per share of common stock the Series C is convertible into (i) from three votes per share to five votes per share, filed on September 29, 2022, and (ii) from five votes per share to ten votes per share, filed on September 25, 2024. The Staff notified the Company in the Letter that it determined to grant the Company an extension of time to regain compliance with the Voting Rights Rule by obtaining shareholder approval to amend the Articles of Incorporation to decrease the voting rights of the Series C to the original voting power of three votes per share of common stock.

Presently all 50,000 outstanding shares of Series C is held by Dolphin Entertainment LLC, an entity wholly owned and controlled by William O’Dowd, our Chief Executive Officer and Chairman of our Board. The 50,000 outstanding shares of Series C are presently convertible into 2,369,470 shares of common stock. Per the terms of the Series C in our Articles of Incorporation, the Series C is entitled to ten votes for every one share of common stock the Series C is convertible into. Therefore, the Series C presently has 23,694,700 votes and is entitled to vote together as a single class on all matters upon which common shareholders are entitled to vote, and which today represents 68.0% of the voting stock of the Company. If the Proposal is approved by shareholders, the Series C will be entitled to 7,108,410 votes, which would represent 38.9% of the voting stock of the Company today.

Interest of Certain Persons in Matters to be Acted Upon

Mr. O’Dowd, our Chief Executive Officer and Chairman of the Board, is the beneficial owner of all outstanding shares of Series C and will possess reduced voting power as a result of the Series C Vote Decrease. Mr. O’Dowd will not receive a financial benefit from the Series C Vote Decrease, and has a restriction on his ability to convert any of his shares of Series C into shares of common stock for a period of approximately one year, absent a change of control.

Implementation of the Series C Decrease

Following shareholder approval of this Proposal, the Series C Vote Decrease would be implemented by the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Florida.

Vote Required for Approval

The Proposal shall be approved if a majority of the votes entitled to be cast are cast in favor of such action. The Proposal is a non-routine proposal on which a broker or other nominee is not empowered to vote in the absence of voting instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as votes against the Proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the amendment to the Series C Vote Decrease.

5

———————————————————————————

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

————————————————————————————

The table below shows the beneficial ownership as of December 19, 2024, of our common stock and our Series C Convertible Preferred Stock (the “Series C”) held by each of our directors and named executive officers, all directors and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock and 5% of our Series C. The percentages in the table below are based on 11,162,026 shares of common stock outstanding and 50,000 shares of Series C outstanding as of December 19, 2024. Shares of common stock issuable upon conversion of the Series C are not included in such calculation as a result of the Stock Restriction Agreement entered into between the Company and the holder of the Series C pursuant to which the conversion of the Series C is prohibited until such time as a majority of the independent directors of the Board approves the removal of the prohibition. The Stock Restriction Agreement also prohibits the sale or other transfer of the Series C until such transfer is approved by a majority of the independent directors of the Board. The Stock Restriction Agreement shall terminate upon a Change of Control (as such term is defined in the Stock Restriction Agreement) of the Company.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of December 19, 2024 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Common Stock

Name and Address of Owner(1)	# of Shares of Common Stock	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(2)	265,631	2.4%
Michael Espensen	28	*
Nelson Famadas	2,009	*
Mirta A. Negrini	148	*
Hilarie Bass	—	—
Nicholas Stanham, Esq.(3)	10,000	*
Claudia Grillo	76	*
All Directors and Executive Officers as a Group (7 persons)	277,892	2.5%
Over 5% Shareholders
Marvin Shanken,(4) 825 Eighth Ave., 33rd Floor, New York, NY 10019	560,000	5.0%
Andrea Oliveri	735,242	6.6%
Nicole Vecchiarelli	747,047	6.7%
Danielle Finck	961,000	8.6%
NSL Ventures LLC, 535 South Norton, Los Angeles, CA 90020	1,015,746	9.1%

6

Series C Convertible Preferred Stock

Name and Address of Owner(1)	# of Shares of Preferred Stock		% of Class (Preferred Stock)
William O’Dowd, IV(5)	50,000	(6)	100%

———————

* Less than 1% of outstanding shares.

(1)	Unless otherwise indicated, the address of each shareholder is c/o Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida, 33134.

(2)	The amount shown includes (1) 62,105 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 56,033 shares of common stock held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd and (3) 147,493 shares of common stock held by Mr. O’Dowd individually. The amount shown does not include shares of common stock issuable upon conversion of the Series C as such series is not presently convertible.

(3)	Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(4)	This number does not include (i) 63,939 shares of common stock that are issuable to M. Shanken Communications, Inc. upon conversion of a senior convertible note and (ii) 10,000 shares of common stock of the Issuer that are issuable to Shanken Communications upon the exercise of warrants that are currently exercisable. The note and the warrants are each subject to a 4.99% beneficial ownership blocker and the number of shares of common stock set forth in the table above give effect to such blockers.

(5)	The Series C is held by Dolphin Entertainment, LLC, which is wholly owned by Mr. O’Dowd.

(6)	The Series C is entitled to 23,694,700 votes and is entitled to vote together as a single class on all matters upon which common shareholders are entitled to vote. On November 12, 2020, as amended on September 29, 2022, we entered into a stock restriction agreement with Mr. O’Dowd that prohibits the conversion of Series C into common stock for a period of three years from the date of the amendment, and then afterwards only unless the majority of the independent directors of the board of directors vote to remove the restriction. The stock restriction agreement will be immediately terminated upon a change of control as defined in the agreement.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

7

———————————————————————————

OTHER MATTERS

————————————————————————————

Shareholder Proposals for 2025 Annual Meeting of Shareholders and Proxies

Shareholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is April 14, 2025. However, if the date of our 2025 Annual Meeting is changed by more than 30 days from the date of our 2024 Annual Meeting, then the notice and proposal will be considered untimely if it is not received at least a reasonable number of days prior to the date on which we mail the proxy statement in respect of such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2025 Annual Meeting of Shareholders will confer on the proxies and attorneys-in-fact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s Proxy Statement in connection with such Annual Meeting, unless notice of the matter to be presented at such Annual Meeting is provided to the Company’s Assistant Secretary before June 28, 2025, (the 45th day preceding the one (1) year anniversary of the date on which we first sent the proxy statement for the 2024 Annual Meeting). To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Special Meeting is contained in this proxy statement. If any other matter or matters are properly brought before the Special Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled to Vote at the Special Meeting

The names of shareholders of record entitled to vote at the Special Meeting will be available at our corporate office for a period of 10 days prior to the Special Meeting and continuing through the Special Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Interests of Officers and Directors in Matters to Be Acted Upon

Except as described in the Proposal, no person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

8

Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Available Information

We maintain an internet website at www.dolphinentertainment.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.dolphinentertainment.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of any of our reports as filed with the SEC, including the financial statements and schedules thereto. In addition, such information is available, free of charge, through our website, www.dolphinentertainment.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

9

Annex A

ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

DOLPHIN ENTERTAINMENT, INC.,

A FLORIDA CORPORATION

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, Dolphin Entertainment, Inc., a Florida corporation, Florida Document Number P14000097818, hereby adopts the following amendment to its Amended and Restated Articles of Incorporation:

Article III(D)(7) is hereby amended to read as follows:

7. Voting Rights. Upon the Board’s determination that an Optional Conversion Threshold has been met, each Holder, except as otherwise required under the FBCA or as set forth herein shall be entitled or permitted to vote on all matters required or permitted to be voted on by the holders of Common Stock of the Corporation and shall be entitled to that number of votes equal to three votes for the number of Conversion Shares into which such Holder’s shares of the Series C Convertible Preferred Stock could then be converted, pursuant to the provisions of Section 6 hereof at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as otherwise required by law, the Series C convertible Preferred Stock and the Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters upon which the Common Stock is entitled to vote.

The Amendment was adopted by the shareholders of the Corporation on ___________. The number of votes cast in favor of the Amendment by the shareholders was sufficient for its approval. [The effective date of the Amendment shall be ______________.]

Dated: _____________, 2025
Name: Mirta A. Negrini
Title: Chief Financial Officer

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1 The approval of an amendment to our articles of incorporation to decrease the number of votes per share of common stock our Series C Convertible Preferred Stock is convertible into from ten votes to three votes per share.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000654725_1 R1.0.0.6

For comments and/or address changes, please send them via email to: IR@dolphinentertainment.com

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

DOLPHIN ENTERTAINMENT, INC.
Special Meeting of Shareholders
January 21, 2025 at 10:00 AM EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) William O'Dowd, IV and Mirta Negrini, as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DOLPHIN ENTERTAINMENT, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 AM, EDT on January 21, 2025, at 200 South Biscayne Blvd., 39th Floor, Miami, Florida 33131, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and according to the discretion of the proxy holder on any other matter that may properly come before the meeting.

Continued and to be signed on reverse side

0000654725_2 R1.0.0.6